Subsequent events	12 Months Ended
Mar. 31, 2012
Subsequent events

34. Subsequent events

In the meeting of Board of Directors of the Bank held on April 18, 2012, the Board recommended a dividend of Rs. 4.30 per share, which has been subsequently approved by the shareholders in their Annual General Meeting held on July 13, 2012. The total amount of dividend of Rs. 11,772.5 million including tax on distributed profits was paid subsequent to July 13, 2012.